AUGUST 2023 INVESTOR PRESENTATION

About Urban Edge

Portfolio Overview

76 properties with 17.2M sf total GLA including 1.3M sf industrial GLA. ~90% of total portfolio value and NOI is from properties located in the D.C. to Boston corridor

Concentration in High-density Markets

Local sharp-shooter in the most densely-populated, supply-constrained region in the country

Control Of Our Assets

We wholly-own all properties other than two where we are the majority and controlling partner

Opportunity For Growth

95.5% leased same-property occupancy compared to peak of 98% in 2018; positioned with market leading NOI growth (~20%) over the next three years, nearly 80% of which is derived from executed leases and contractual rent bumps

Asset Quality

Our properties are anchored by high-performing essential retailers: ~65% of asset value anchored by grocers (~$900 psf in sales), 10% by Home Depot or Lowe's, and 7% are industrial and self-storage assets

Open Air Format

Well-positioned for consumers to access essential goods and services; locations facilitate last mile delivery and provide easy BOPIS and curbside pickup

Balance Sheet

Significant cash balance (~$93M), and $800M undrawn credit facility; debt consists entirely of single asset, non-recourse mortgages

Data as of June 30, 2023, except where noted.


SMASHBURGER
SMASHBURGER

INVESTOR PRESENTATION AUGUST 2023

URBAN EDGE PROPERTIES | 2

I N V E S T O R P R E S E N T A T I O N 3 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 U R B A N E D G E P R O P E R T I E S 3 1. Recent Results  FFO as Adjusted was $0.30/share and $0.62/share for the three and six months ended June 20, 2023, respectively  2Q23 Same-property NOI including redevelopment increased 3.5% compared to 2Q22, primarily driven by rent commencements on new leases, higher net recovery income and lower operating expenses  Executed 35 new leases, renewals and options totaling 362,000 sf. Same-space leases generated average cash rent spreads of 6.8%  Same-property leased occupancy was 95.5%, an increase of 170 bps compared to June 30, 2022 and an increase of 10 bps compared to March 31, 2023, highest level since 2018 2. Leasing and Redevelopment  Expect to generate ~$28 million of future annual gross rent (11% of current NOI) from signed leases not yet rent commenced. Approximately $6 million of annual gross rents were commenced during the second quarter  $197 million of active redevelopment projects under way, $128 million remains to be funded, expected to generate a 12% unleveraged yield  Stabilized three redevelopment projects with aggregated estimated costs of $17.5 million during the quarter 3. Financing and Balance Sheet  Refinanced $300 million mortgage on Bergen Town Center with a 7-year, $290 million loan at fixed interest rate of 6.3%  Obtained a 10-year, $16 million non-recourse mortgage on Newington Commons at fixed interest rate of 6.0%  Refinanced $9 million mortgage on the Shops at Brucker, with a new 6-year, $38 million loan at fixed rate of 6.0% with proceeds used to pay off the $29 million, 8.75% variable rate mortgage on the Plaza at Cherry Hill  Balance sheet is well positioned with less than 5% of total debt consisting of unhedged variable rate debt  Significant liquidity with $800 million undrawn line of credit  Subsequent to quarter end, refinanced Las Catalinas Mall eliminating $44.5 million of debt via exercise of discounted payoff option on prior mortgage. Executed a new 10-year $82 million mortgage at a fixed rate of 6.6% Data as of June 30, 2023 2Q23 Highlights

2023 Guidance

Increased FFO as Adjusted guidance in 2Q 2023 by $0.015 per share at the midpoint driven by higher NOI, lower G&A expenses and lower levels of credit tenant loss. This follows the $0.02/share increase we announced in the first quarter.

	2Q23 Guidance	1Q23 Guidance
2023 FFO as Adjusted per diluted share	$1.16 to $1.19	$1.14 to $1.18
Full year outlook is based on the following assumptions:		
Same Property NOI with Redevelopment Growth	1.0% to 3.0%	0% to 2.0%
Same Property NOI with Redevelopment Growth (excl collections of amounts previously deemed uncollectible)	2.5% to 4.5%	1.5% to 3.5%
Recurring G&A expenses[1]	$34.0M to $35.5M	$34.5M to $36.5M
Interest and debt expense[1]	$72.5M to $74.0M	$71.0M to $72.5M

(1) Reflects updated assumptions post the refinancing of the Las Catalinas mortgage.

Excludes items that impact FFO comparability, including gains and/or losses on extinguishment of debt, transaction, severance, litigation, or any one-time items outside of the ordinary course of business. Refer to page 49 for Net Income to FFO reconciliations.

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Urban Edge Team



Jeff Olson
Chairman and Chief Executive Officer



Jeff Mooallem
EVP, Chief Operating Officer



Mark Langer
EVP, Chief Financial Officer



Rob Milton
EVP & General Counsel



Andrea Drazin
Chief Accounting Officer



Scott Auster
EVP, Head of Leasing



Cecilia Li
SVP, Chief Information Officer



John Villapiano
SVP, Development



Leigh Lyons
SVP, Leasing



Paul Schiffer
SVP, Leasing



Etan Bluman
SVP, Finance & Investor Relations



Rob Vergara
SVP, Property Accounting



Helen Schultz
SVP, Deputy General Counsel

Urban Edge Board of Trustees

Refreshed and Diversified Board With Deep Expertise



Jeffrey S. Olson

Chairman and CEO



Norman K. Jenkins

Lead Trustee



Mary L. Baglivo



Steven H. Grapstein



Steven J. Guttman



Kevin P. O'Shea



Catherine D. Rice



Katherine M. Sandstrom



Douglas W. Sesler

INVESTOR PRESENTATION AUGUST 2023

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Portfolio Concentrated in DC to Boston Corridor

Most heavily urbanized region in the U.S.



Vermont
New Hampshire
New York
Massachusetts
BOSTON
Connecticut
Rhode Island
Pennsylvania
New Jersey
NEW YORK
PHILADELPHIA
West Virginia
Maryland
BALTIMORE
District of Columbia
WASHINGTON
Delaware
Virginia
Persons Per Sq. Mile
0 - 150
150 - 250
250 - 750
750 - 1500
1500 - 3000
3000 - 5000
5000 - 7500
7500 or more

90%

portfolio NOI generated from properties situated in the DC to Boston corridor

2x

our peer average for 3-mile population density for total portfolio

10x

higher population than US average

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First-Ring Suburbs of NY Metro

44 Properties; ~80% of Total value


NEW YORK
CONNECTICUT
LONG ISLAND
NEW YORK CITY
NEW JERSEY
Persons Per Sq. Mile
0 - 150
150 - 250
250 - 750
750 - 1500
1500 - 3000
3000 - 5000
5000 - 7500
7500 or more

Supply Constraints and Population Density drive demand from retailers seeking to expand their omnichannel initiatives

Population in first-ring NYC suburbs is stable as people remain rooted to NY metro

Work from home policies have contributed to higher foot traffic in first-ring suburbs

Housing demand in NY metro is stronger than in other parts of the country

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Portfolio Situated in Dense, Affluent US Submarkets



$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
3-Mile Median Household Income
FRT
ROIC
REG
SITC
KRG
KIM
PECO
BRX
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
220,000
240,000
3-Mile Population

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U R B A N E D G E P R O P E R T I E S 10 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 UEFRT REGKIM KRG SITC ROIC BRX PECO 30 35 40 45 50 55 60 65 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 R et ai l G LA p er H ou se h ol d ( S u p p ly ) Households per Square Mile (Demand) Portfolio Has Favorable Supply/Demand Ratio Source: Bank of America Global Research May 2023

U R B A N E D G E P R O P E R T I E S 11 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Top 15 Tenants – Dominant Operators With Financial Strength By Annualized Base Rent Data as of June 30, 2023 proforma to include SNO as of June 30, 2023 A- Weighted Avg. Credit Rating(1) 41% Of portfolio ABR $200B Weighted Avg. Market Capitalization(2) (1) Weighted based on ABR of S&P rated companies (2) Weighted based on ABR of publicly traded companies 1.6%1.7%1.9%2.0%2.0%2.0%2.2%2.6%2.7%2.8%2.9%2.9%3.1%4.6%5.5%% of Total ABR 116544105584886216# of Stores BBNRNRAABB+NRNRAABB+ABBB+BBBBB+ AA S&P Credit Rating

Portfolio ABR Composition by Tenant Category

Strong and resilient tenant mix

- ~60% of ABR from tenants in recession resilient categories
- Restaurant and fitness categories remain strong as evidenced by consumer spending trends
- 85%+ of ABR is made up of national, regional and industrial tenants



Recession Resilient
Discretionary
Restaurant/Fitness
Other (Entertainment, nutrition, etc) 3%
Sporting Goods 2%
Office supplies 1%
Consumer Electronics 4%
Furnishings 5%
Apparel/ Department Stores 12%
Fitness 4%
Restaurants 9%
Pet Stores 3%
Medical office 4%
Warehouse/ Non-retail 6%
Other necessity-based and services(2) 8%
Home Improvement 10%
Discounter (Burlington, TJX, etc.) 10%
Grocer(1) 19%

(1) Grocer includes Warehouse Clubs, Target and Walmart
(2) Other necessity-based and services includes auto, beauty, banks, education and other services

Data as of June 30, 2023, excluding 2 Bed Bath & Beyond anchor leases recaptured in August.

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U R B A N E D G E P R O P E R T I E S 13 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Necessity-Based Tenancy Results in Stable Cash Flows Industrial/Self-Storage 7% Lodi Route 17 Grocery Anchored Assets 65% Bergen Town Center Home Improvement Anchored 10% West Branch Commons Other Assets 18% (Discounters/Gyms/etc) Kearny CommonsTonnelle Commons Note: Percentages shown reflect portfolio value by asset type

U R B A N E D G E P R O P E R T I E S 14 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 BUSINESS UPDATE

The Retail Market

- Pandemic demonstrated the resiliency and permanence of brick-and-mortar retail
- Open air centers have become a critical component of omni-channel fulfillment
- Demand is strong, with vacancy at the lowest level in 15 years
- Increased cost of capital constraining new supply, along with existing strong demand, expected to increase market rents
- Strong labor market is helping the consumer

Demand for open-air centers is strong:

Retailer	Projected openings
TJX	125 new stores in 2024
Burlington	500-600 new stores in 5 years
CAVA	200 new restaurants by 2025
five BELOW	Tripling the store count by 2030
ROSS	Entering NY Metro market
FIRST WATCH	Potential for more than 2,200 new restaurants
ALDI	1,000 new stores in 10 years
DICK'S Sporting Goods / HOUSE OF SPORT	75 – 100 over the next 5 years
CHIPOTLE Mexican Grill	255 – 285 new locations in 2023
orangetheory	+300 expected in 2 years
Bath & Body Works	90 off-mall stores in 2023

Projected opening data per media reports

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U.S. Retail Store Openings

Amidst challenges in the commercial real estate sector, retailers are showcasing their resilience with plans to open 1,000 new stores in the U.S. this year as retail availability hits record lows.



Net U.S. retail-store openings/closings
4,000 stores
2,000
0
-2,000
-4,000
-6,000
-8,000
2012
'15
'20
'23

Note: 2023 figures as of August 18
Source: Coresight Research

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U R B A N E D G E P R O P E R T I E S 17 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Declining Retail Supply Has Helped Drive Higher Occupancy and Rent Growth 112 112 75 34 21 19 20 25 29 31 31 28 21 17 14 13 15 95.3% 88% 89% 90% 91% 92% 93% 94% 95% 96% 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 O cc u p an cy ( % ) U n d er c on st ru ct io n ( M .S .F ) Multi-tenant retail construction vs occupancy (‘06 - ‘22) Under Construction Occupancy Note: Data pertains to non-mall multi-tenant retail. (Excludes single-tenant/net lease) Source: JLL Research, CoStar (Neighborhood center, power center, and strip center)

U R B A N E D G E P R O P E R T I E S 18 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 New Retail Construction in The Northeast is Virtually Non-existent 92.0% 92.5% 93.0% 93.5% 94.0% 94.5% 95.0% 95.5% 96.0% 0 2 4 6 8 10 12 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 Net Delivered SF (End of Period) Under Construction SF (End of Period) Occupancy Rate Note: Pertains to data from CT, DC, MA, MD, ME, NH, NJ, NY, PA, RI, VA, and VT. Source: JLL Research, CoStar (Power Center, Neighborhood Center, and Strip Center) Net Deliveries & New Retail Construction vs Occupancy (MSF) end of period) end of period) MSF

Upgraded Tenant Roster

UE has a proven track record of successfully re-leasing anchor spaces from bankrupt tenants. Toys "R" Us and Kmart boxes that represented 4% of ABR *have been re-leased at average rent spreads of +35%.*

UPGRADED

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U R B A N E D G E P R O P E R T I E S 20 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 » Approximately $28M of future annual gross rent from the SNO pipeline will provide significant earnings growth » National, regional, and industrial tenants represent ~83% of the SNO pipeline » UE’s SNO pipeline leads the peer group and is the catalyst to drive future NOI growth 1.6 10.6 18.3 22.0 1.1 5.1 5.9 5.9 $0 $5 $10 $15 $20 $25 $30 $35 2023 2024 2025 2026 SNO Pipeline (Incremental Gross Rent)(1) Leases included in redevelopment projects Other leases $27.9M $24.2M $2.7M (1) Represents total gross rent to be recognized for the next four years on vacant spaces and incremental rent on spaces still occupied on leases executed through and not yet rent commenced as of 6/30/23 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% UE BRX SITC KIM KRG ROIC REG FRT PECO % of Base Rent Sector Leading SNO as % of Annualized Base Rent Source: Company data ($M) Leases Signed Not Yet Open Driving NOI Growth $15.7M

Record 1M sf of New Leases in 2022 With Diverse Mix of Tenants

ALDI
DUNKIN'
Total Wine & MORE
CITYMD URGENT CARE
PANDA EXPRESS CHINESE KITCHEN
wren KITCHENS
CYCLEBAR
target
Splendid
CAVA
Bath & Body Works
DICKEY'S BARBECUE PIT est. 1941
SHAKE SHACK
Don Chicken
FIRST WATCH THE DAYTIME CAFE
GOLF GALAXY
CHASE
CENTRAL ROCK GYM
THE HALAL GUYS GYRO AND CHICKEN
DaVita.
crumbl cookies
NEMOURS CHILDREN'S HEALTH
TJX
Phenix Salon Suites
BondVet
Spectrum

2023 Executed Leases

UFC GYM
SEPHORA
CentraState Medical Center
BLUESTONE LANE COFFEE SHOPS & CAFÉS
Burlington
MANGO

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Leasing Pipeline Update

Pipeline 400K sf

300K sf
Anchor

100K sf
Shops

+40%
Est. Mark to Market

BED BATH & BEYOND RE-LEASING PLAN

4 Anchor Leases 188K sf

3 Leases Recaptured
166K sf @ $14 psf (wtd. avg)

- Totowa 94K sf – executed LOI
- Manalapan 38K sf – executed LOI for 26K sf
- Woodbridge 34K sf – actively negotiating LOI

1 Lease Assumed
22K sf @ $17 psf

- Woodbridge – buybuy Baby lease acquired

+50%
Wtd. Avg. Mark to Market

Note: Represents deals with executed LOIs or in active LOI negotiations as of August 2023 on vacant spaces

Note: Does not include three Harmons recaptured totalling 18K sf

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U R B A N E D G E P R O P E R T I E S 23 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 DEVELOPMENT

Active Redevelopment Pipeline

- $197 million of active projects as of June 30, 2023, with $128 million remaining to be funded
- Upgrading large vacant spaces with grocers, discounters, entertainment and medical uses
- New anchor tenants stimulating shop demand and higher quality co-tenancy

12%
Unleveraged yield

98%
Pre-leased projects

Projects	Estimated Gross Cost ($000s)	Incurred as of 6/30/23	Target Stabilization	Description
Bergen Town Center (Phase B)	$44,300	$5,900	2Q25	Ground-up development for a medical office building for Hackensack Meridian Health
Bruckner Commons	38,700	8,000	2Q25	Re-tenanting former Kmart box with Target
Las Catalinas	13,400	13,000	3Q23	Re-tenanting former Kmart box with Sector Sixty6
Huntington Commons (Phase B)	13,300	5,800	2Q24	Backfilling the relocated Marshalls box with Burlington, as well as additional center repositioning and renovations
The Outlets at Montehiedra (Phase C)	12,600	900	3Q24	Demising and re-tenanting former Kmart box with Ralph's Food Warehouse and Urology Hub
Shops at Bruckner (Phase B)	11,300	9,900	4Q23	Re-tenanting with Aldi and Lot Less
Hudson Mall	9,700	6,300	1Q25	Re-tenanting former Toys "R" Us box
Marlton Commons	7,300	1,000	3Q24	Redeveloping Friendly's with new 10,700± sf multi-tenant pad (First Watch and Cava executed)
Burnside Commons	6,900	3,300	1Q24	Re-tenanting anchor vacancy with Bingo Wholesale
The Outlets at Montehiedra (Phase D)	6,800	200	3Q24	Re-tenanting 24,000 sf of vacant Kmart box with T.J. Maxx
All others less than $5M	32,200	14,000		Various re-tenanting and new pad projects
Total active projects	$196,500	$68,300		

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U R B A N E D G E P R O P E R T I E S 25 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Bruckner Commons | Bronx, NY BEFORE AFTER Re-tenanting former Kmart box with Target Target Stabilization 2Q25

U R B A N E D G E P R O P E R T I E S 26 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Bruckner Commons | Bronx, NY

U R B A N E D G E P R O P E R T I E S 27 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Shops at Bruckner | Bronx, NY AFTER BEFORE Phase B: Re-tenanting with Aldi and Lot Less Target Stabilization 4Q23

U R B A N E D G E P R O P E R T I E S 28 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Shops at Bruckner | Bronx, NY

U R B A N E D G E P R O P E R T I E S 29 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Las Catalinas | Caguas, Puerto Rico AFTER BEFORE Re-tenanting former Kmart box with Sector Sixty6 Target Stabilization 3Q23

U R B A N E D G E P R O P E R T I E S 30 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Las Catalinas | Caguas, Puerto Rico

Huntington Commons | Huntington, NY

Phase B: Backfilling the relocated Marshalls box with Burlington, as well as additional center repositioning and renovations
Target Stabilization 2Q24


THE CHILDREN'S PLACE
MATTRESS
Famous Footwear
BEFORE


Burlington
LADIES · MENS · KIDS · BABY
HOME · COATS
CASUAL FOOTWEAR
AFTER

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U R B A N E D G E P R O P E R T I E S 32 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Huntington Commons | Huntington, NY

The Outlets at Montehiedra | San Juan, Puerto Rico

Phases C & D: Demising and re-tenanting former Kmart box with Ralph's Food Warehouse, Urology Hub and T.J. Maxx

Target Stabilization 3Q24


mart

BEFORE



AFTER

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U R B A N E D G E P R O P E R T I E S 34 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 The Outlets at Montehiedra | San Juan, Puerto Rico

U R B A N E D G E P R O P E R T I E S 35 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Bergen Town Center Residential 456 Unit Site Plan Approved on 8 Acres

U R B A N E D G E P R O P E R T I E S 36 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Bergen Town Center – Neighborhood Residential Community

Opened in 2023

~$7 million in annualized gross rent commenced through June 30, 2023


NEMOURS
CHILDREN'S HEALTH
Broomall Commons


TACO BELL
Carlstadt Commons


Walgreens
FARMACIA
The Outlets at Montehiedra


CENTRAL ROCK GYM
Cambridge


CityMD
Urgent Care
Briarcliff Commons


Total Wine
Plaza at Cherry Hill

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U R B A N E D G E P R O P E R T I E S 38 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 ACQUISITIONS & DISPOSITIONS

Acquisition/Disposition Strategy


WOODMORE
TOWNE CENTRE
AT GLENARDEN
← Ruby Lockhart Blvd. →

Opportunistically target value-add assets

- Assets with attractive yield and/or potential for value creation through leasing, redevelopment and repurposing
- Focus on larger-scale properties, distressed/motivated sellers and special situations
- Assets that are synergistic or complementary to existing properties
- Generate off-market opportunities and early looks through relationships with owners, brokers, lenders and third parties

Acquisition focus

- DC to Boston with ability to target other infill submarkets with high-quality demographics
- NOI growth with below market rents, above average sales and sustainable health ratios
- Attractive, risk-adjusted returns

Disposition focus

- Non-retail and smaller assets in non-core markets
- Return on capital or time no longer attractive
- Seek to achieve tax efficient transactions where possible via 1031 exchange

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U R B A N E D G E P R O P E R T I E S 40 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 LIQUIDITY & BALANCE SHEET

Unique Secured Debt Strategy Aligned With Opportunistic Business Plan

- Strong balance sheet uniquely positioned with indebtedness solely attributable to non-recourse single-asset mortgages
- Strategy protects our balance sheet as the risk associated with each mortgage can be individually measured against NOI and value
- Proved to be valuable as we were able to negotiate debt reductions of $93 million on our two properties in Puerto Rico
- Enforces additional controls related to significant leasing, property management and capital investments to comply with loan agreements
- Provides additional layer of diligence for leasing assumptions, operating expenses, and property condition / capital requirements when acquiring assets



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Successfully Refinanced Las Catalinas Mall

- Eliminated $44.5 million of debt by exercising discounted payoff option of $72.5 million on prior mortgage
  - Executed a new 10-year $82 million mortgage at a fixed rate of 6.6%
  - The new loan is pre-payable after five years without penalty or defeasance costs
  - Terms and interest rate compare very favorably with recent mall financings
  - Prior mortgage had carrying value of $117 million and was scheduled to mature in February 2026
  - Transaction highlights benefit of secured debt strategy



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U R B A N E D G E P R O P E R T I E S 43 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 • Total liquidity of ~$900 million, comprised of $93 million of cash and $800 million undrawn line of credit • Current outstanding indebtedness is made up of 34 individual non-recourse mortgages aggregating $1.6 billion • Less than 5% of total debt is unhedged variable rate debt and relates to 2024 maturities ($76M) • Total debt maturities through 2026 represent ~20% of total indebtedness, approximately half of peer average Data as of 6/30/23 proforma for Las Catalinas refinancing in August 2023 Note: Peer data per Company 2Q23 Supplemental Schedules (1) Includes principal amortization $21 $144 $23 $111 $306 $265 $93 $391 $117 $13 $65 $0 $100 $200 $300 $400 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter 4.9% 5.4% 4.2% 4.0% 4.4% 4.4% 4.8% 5.9% 3.4% 6.5% Refinanced Debt Current Debt $78 5 mortgages averaging $29M on high quality assets Maturity Profile (Balloon payments only, $ millions) Weighted Avg. Maturity: 5.4 years Weighted Avg. Debt Rate: 4.9% % of debt o/s Wtd. Avg. Rate at Maturity 5%7%24%6%17%19%8%3%10%2% Liquidity and Balance Sheet New Las Catalinas mortgage 0% 5% 10% 15% 20% 25% 30% 35% 40% UE Peer Avg. Debt maturing thru 2026 as % of total debt(1) 4.8% wtd avg. interest rate 4.0% wtd avg. interest rate

U R B A N E D G E P R O P E R T I E S 44 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 ENVIRONMENTAL, SOCIAL, & GOVERNANCE

ESG



Corporate Responsibility Strategy

- Set goal to **reduce Scope 1 and Scope 2 GHG** emissions by 30% before 2025 and by 50% before 2030 from a 2015 base year
- **Investing in health and wellness programs**, new diversity, equity and inclusion policies and professional and personal development
- **Investing in local communities** including Paramus, Hackensack, the Bronx and Puerto Rico
- Governance improved with continued **refreshment of our Board of Trustees** adding four new members in the past 18 months
- **Completed first ESG materiality assessment** to identify topics that are important to our stakeholders
- **Published 3rd annual ESG** report and completed GRESB submission

INVESTOR PRESENTATION AUGUST 2023

URBAN EDGE PROPERTIES | 45

U R B A N E D G E P R O P E R T I E S 46 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Forward-Looking Statements Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition, business and targeted occupancy may differ materially from those expressed in these forward-looking statements. You can identify many of these statements by words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this presentation. Many of the factors that will determine the outcome of forward-looking statements are beyond our ability to control or predict and include, among others: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic and related COVID-19 variants; (ii) the loss or bankruptcy of major tenants; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration and the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (iv) the impact of e-commerce on our tenants’ business; (v) macroeconomic conditions, such as rising inflation and disruption of, or lack of access to, the capital markets, as well as potential volatility in the Company’s share price; (vi) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (vii) changes in general economic conditions or economic conditions in the markets in which the Company competes, and their effect on the Company’s revenues, earnings and funding sources, and on those of its tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates, rising inflation, and other factors, including the discontinuation of USD LIBOR, which was replaced by SOFR after June 30, 2023; (ix) the Company’s ability to pay down, refinance, hedge, restructure or extend its indebtedness as it becomes due and potential limitations on the Company’s ability to borrow funds under its existing credit facility as a result of covenants relating to the Company’s financial results; (x) potentially higher costs associated with the Company’s development, redevelopment and anchor repositioning projects, and the Company’s ability to lease the properties at projected rates; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches; (xv) the loss of key executives; and (xvi) the accuracy of methodologies and estimates regarding our environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company's Annual Report on Form 10-K for the year ended December 31, 2022. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for any forward-looking statements included in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

U R B A N E D G E P R O P E R T I E S 47 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Non-GAAP Financial Measures The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company's computation of non-GAAP metrics may not be comparable to similarly titled non-GAAP metrics reported by other REITs or real estate companies that define these metrics differently and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non- GAAP metrics. The following non-GAAP measures are commonly used by the Company and investing public to understand and evaluate our operating results and performance: • FFO: The Company believes FFO is a useful, supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular real estate investment trusts ("REITs"). FFO, as defined by the National Association of Real Estate Investment Trusts ("Nareit") and the Company, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable real estate and land when connected to the main business of a REIT, impairments on depreciable real estate or land related to a REIT's main business, earnings from consolidated partially owned entities and rental property depreciation and amortization expense. The Company believes that financial analysts, investors and shareholders are better served by the presentation of comparable period operating results generated from FFO primarily because it excludes the assumption that the value of real estate assets diminishes predictably. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered an alternative to net income as an indication of our performance, and is not indicative of cash flow as a measure of liquidity or our ability to make cash distributions. • FFO as Adjusted: The Company provides disclosure of FFO as Adjusted because it believes it is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO as Adjusted is calculated by making certain adjustments to FFO to account for items the Company does not believe are representative of ongoing core operating results, including non-comparable revenues and expenses. The Company's method of calculating FFO as Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. • NOI: The Company uses NOI internally to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. The Company believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company calculates NOI using net income as defined by GAAP reflecting only those income and expense items that are incurred at the property level, adjusted for non-cash rental income and expense, impairments on depreciable real estate or land, and income or expenses that we do not believe are representative of ongoing operating results, if any. In addition, the Company uses NOI margin, calculated as NOI divided by total property revenue, which the Company believes is useful to investors for similar reasons. • Same-property NOI: The Company provides disclosure of NOI on a same-property basis, which includes the results of properties that were owned and operated for the entirety of the reporting periods being compared, which total 69 and 68 properties for the three and six months ended June 30, 2023 and 2022, respectively. Information provided on a same-property basis excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area ("GLA") is taken out of service and also excludes properties acquired, sold, or that are in the foreclosure process during the periods being compared. As such, same-property NOI assists in eliminating disparities in net income due to the development, redevelopment, acquisition, disposition, or foreclosure of properties during the periods presented, and thus provides a more consistent performance measure for the comparison of the operating performance of the Company's properties. While there is judgment surrounding changes in designations, a property is removed from the same-property pool when it is designated as a redevelopment property because it is undergoing significant renovation or retenanting pursuant to a formal plan that is expected to have a significant impact on its operating income. A development or redevelopment property is moved back to the same- property pool once a substantial portion of the NOI growth expected from the development or redevelopment is reflected in both the current and comparable prior year period, generally one year after at least 80% of the expected NOI from the project is realized on a cash basis. Acquisitions are moved into the same-property pool once we have owned the property for the entirety of the comparable periods and the property is not under significant development or redevelopment. The Company has also provided disclosure of NOI on a same-property basis adjusted to include redevelopment properties. Same- property NOI may include other adjustments as detailed in the Reconciliation of Net Income to NOI and same-property NOI included in the tables accompanying this presentation. We also present this metric excluding the collection of amounts previously deemed uncollectible.

U R B A N E D G E P R O P E R T I E S 48 I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 3 Non-GAAP Financial Measures • EBITDAre and Adjusted EBITDAre: EBITDAre and Adjusted EBITDAre are supplemental, non-GAAP measures utilized by us in various financial ratios. The White Paper on EBITDAre, approved by Nareit's Board of Governors in September 2017, defines EBITDAre as net income (computed in accordance with GAAP), adjusted for interest expense, income tax (benefit) expense, depreciation and amortization, losses and gains on the disposition of depreciated property, impairment write-downs of depreciated property and investments in unconsolidated joint ventures, and adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. EBITDAre and Adjusted EBITDAre are presented to assist investors in the evaluation of REITs, as a measure of the Company's operational performance as they exclude various items that do not relate to or are not indicative of our operating performance and because they approximate key performance measures in our debt covenants. Accordingly, the Company believes that the use of EBITDAre and Adjusted EBITDAre, as opposed to income before income taxes, in various ratios provides meaningful performance measures related to the Company's ability to meet various coverage tests for the stated periods. Adjusted EBITDAre may include other adjustments not indicative of operating results as detailed in the Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre included in the tables accompanying this presentation. The Company also presents the ratio of net debt to annualized Adjusted EBITDAre as of June 30, 2023, and net debt to total market capitalization, which it believes is useful to investors as a supplemental measure in evaluating the Company's balance sheet leverage. The presentation of EBITDAre and Adjusted EBITDAre is consistent with EBITDA and Adjusted EBITDA as presented in prior periods. The Company believes net income is the most directly comparable GAAP financial measure to the non-GAAP performance measures outlined above. Reconciliations of these measures to net income have been provided in the tables accompanying this presentation. Operating Metrics The Company presents certain operating metrics related to our properties, including occupancy, leasing activity and rental rates. Operating metrics are used by the Company and are useful to investors in facilitating an understanding of the operational performance for our properties. Occupancy metrics represent the percentage of occupied gross leasable area based on executed leases (including properties in development and redevelopment) and include leases signed, but for which rent has not yet commenced. Same-property portfolio leased occupancy includes properties that have been owned and operated for the entirety of the reporting periods being compared, which total 69 and 68 properties for the three and six months ended June 30, 2023 and 2022, respectively. Occupancy metrics presented for the Company's same-property portfolio exclude properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and also excludes properties acquired within the past 12 months or properties sold, and properties that are in the foreclosure process during the periods being compared. Executed new leases, renewals and exercised options are presented on a same-space basis. Same-space leases represent those leases signed on spaces for which there was a previous lease. The Company occasionally provides disclosures by tenant categories which include anchors, shops and industrial/self-storage. Anchors and shops are further broken down by local, regional and national tenants. We define anchor tenants as those who have a leased area of >10,000 sf. Local tenants are defined as those with less than five locations. Regional tenants are those with five or more locations in a single region. National tenants are defined as those with five or more locations and operate in two or more regions.

Reconciliation: Net Income to FFO and FFO as Adjusted

(in thousands, except per share amounts)	Guidance 2023E Low	Guidance 2023E High	2023 Guidance Per Diluted Share[1] Low	2023 Guidance Per Diluted Share[1] High
Net income	$2,200	$6,200	$0.02	$0.05
Less net (income) loss attributable to noncontrolling interests in:				
Operating partnership	(500)	(500)	-	-
Consolidated subsidiaries	700	700	0.01	0.01
Net income attributable to common shareholders	2,400	6,400	0.02	0.05
Adjustments:				
Rental property depreciation and amortization	101,500	101,500	0.83	0.83
Gain on sale of real estate	(400)	(400)	-	-
Real estate impairment loss	34,100	34,100	0.28	0.28
Limited partnership interests in operating partnership	500	500	-	-
FFO Applicable to diluted common shareholders	138,100	142,100	1.13	1.16
Adjustments to FFO:				
Default interest on mortgage loan in foreclosure	2,400	2,400	0.02	0.02
Transaction, severance and litigation expenses	1,300	1,300	0.01	0.01
FFO as Adjusted applicable to diluted common shareholders	$141,800	$145,800	$1.16	$1.19

(1) Items may not foot due to rounding in calculations

The Company is providing a projection of anticipated net income solely to satisfy the disclosure requirements of the Securities and Exchange Commission. The Company's projections are based on management's current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2023 earnings guidance and 2025 targets, whether as a result of new information, future events or otherwise. Please refer to the "Forward-Looking Statements" disclosures in this document and "Risk Factors" disclosed in the Company's annual and quarterly reports filed with the Securities and Exchange Commission for more information.

INVESTOR PRESENTATION AUGUST 2023
URBAN EDGE PROPERTIES
49